Grace Expands Fast Growing Pharma Portfolio Grace to Acquire Albemarle’s Fine Chemistry Services Business February 25, 2021

2021 W. R. Grace & Co. | 2 Statement Regarding Safe Harbor For Forward-Looking Statements This announcement contains forward-looking statements, that is, information related to future, not past, events. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions. Forward-looking statements include, without limitation, statements regarding future: financial positions; results of operations; cash flows; financing plans; business strategy; operating plans; capital and other expenditures; impact of COVID-19 on Grace's business; competitive positions; growth opportunities for existing products; benefits from new technology; benefits from cost reduction initiatives; succession planning; and markets for securities. For these statements, Grace claims the protections of the safe harbor for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. Grace is subject to risks and uncertainties that could cause actual results or events to differ materially from its projections or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results or events to differ materially from those contained in the forward-looking statements include, without limitation: risks related to foreign operations, especially in areas of active conflicts and in emerging regions; the costs and availability of raw materials, energy and transportation; the effectiveness of Grace's research and development and growth investments; acquisitions and divestitures of assets and businesses; developments affecting Grace’s outstanding indebtedness; developments affecting Grace's pension obligations; legacy matters (including product, environmental, and other legacy liabilities) relating to past activities of Grace; its legal and environmental proceedings; environmental compliance costs (including existing and potential laws and regulations pertaining to climate change); the inability to establish or maintain certain business relationships; the inability to hire or retain key personnel; natural disasters such as storms and floods; fires and force majeure events; the economics of our customers' industries, including the petroleum refining, petrochemicals, and plastics industries, and shifting consumer preferences; public health and safety concerns, including pandemics and quarantines; changes in tax laws and regulations; international trade disputes, tariffs, and sanctions; the potential effects of cyberattacks; and those additional factors set forth in Grace's most recent Annual Report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission and are readily available on the internet at www.sec.gov. Grace's reported results should not be considered as an indication of its future performance. Readers are cautioned not to place undue reliance on Grace's projections and other forward-looking statements, which speak only as of the dates those projections and statements are made. Grace undertakes no obligation to release publicly any revisions to the projections and forward-looking statements contained in this announcement, or to update them to reflect events or circumstances occurring after the date of this announcement. Non-GAAP Financial Terms In this presentation, Grace presents financial information in accordance with U.S. generally accepted accounting principles (U.S. GAAP), as well as the non-GAAP financial information described in the Appendix. Grace believes that this non-GAAP financial information provides useful supplemental information about the performance of its businesses, improves period-to-period comparability and provides clarity on the information management uses to evaluate the performance of its businesses. In the Appendix, Grace has provided reconciliations of these non-GAAP financial measures to the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP. These non-GAAP financial measures should not be considered as a substitute for financial measures calculated in accordance with U.S. GAAP, and the financial results calculated in accordance with U.S. GAAP and reconciliations from those results should be evaluated carefully. Disclaimer

2021 W. R. Grace & Co. | 3 Attractive Valuation Financial Flexibility Strategically Compelling Timing / Closing Considerations ▪ $570 million purchase price, 9.5x full year run-rate 2021 EBITDA multiple ▪ Funded with $300 million in cash and $270 million in non-participating preferred equity ▪ Financing structure maintains a strong balance sheet with valuable financial flexibility ▪ Preferred equity will be issued in a new Grace subsidiary that will hold the acquired assets − 0% interest for first 2 years with 12% payment-in-kind (“PIK”) dividend thereafter ▪ Grace expects to finance the cash portion of the transaction with a mix of cash and debt ▪ Grace pro forma net leverage approximately 3.3x at year end 2021, de-lever to 2-3x target range by 2022 ▪ Accelerates strategy of building higher growth portfolio ▪ Highly complementary to existing pharma portfolio ▪ Accretive to revenue growth rate, EBITDA margin and Adjusted EPS in 2021 ▪ Strongly aligns with capital allocation framework and M&A criteria, including strategic fit, attractive financial profile and diversification toward markets with compelling growth, profitability and cash flow characteristics ▪ Transaction unanimously approved by Grace’s Board of Directors ▪ Expect to close in second quarter of 2021; subject to customary closing conditions and regulatory approvals ▪ Experienced integration team with strong track record in prior acquisitions Transaction Overview

2021 W. R. Grace & Co. | 4 Accelerates Strategy of Building Higher Growth Portfolio Accretive to revenue growth rate, EBITDA margin, and Adjusted EPS in 2021 at attractive valuation – Accretive revenue growth rate with EBITDA margins >35% – $570 million purchase price with ~$60 million full year run-rate 2021 EBITDA, equal to 9.5x EBITDA multiple – Modest near-term cost synergies with larger commercial and capital avoidance synergies over the longer-term – Seller financing adds valuable financial flexibility and helps maintain strong balance sheet to support continued growth Significantly strengthens technology, product and manufacturing portfolio – Strengthens and expands Grace’s existing pharma portfolio with high-value products and services and highly complementary analytical, regulatory and manufacturing capabilities – Combination creates a more comprehensive and differentiated offering from early development through commercialization Attractive, high-growth end-markets, supported by long-term, secular growth drivers – Aging population, favorable global socioeconomic demographics, growing access to care and increasing disease treatment demands – Provides opportunities in high growth segments with attractive margins like oncology, diabetes, cardiovascular and antivirals Long-standing relationships with extensive customer base – FCS has relationships with 70 of the top 100 pharmaceutical companies as well as development and commercial relationships with more than 300 pharmaceutical companies – Following the close, Grace will serve nine of the top ten pharmaceutical companies Great talent and complementary cultures – Together, the business will have a strong multi-decade track record of safety, customer-driven innovation and quality with a clear focus on delivering value

2021 W. R. Grace & Co. | 5 Highly Complementary to Existing Pharma Portfolio The Pharma business is the largest, fastest growing and most profitable business within Materials Technologies Leading supplier of silica materials and fine chemicals for global Pharmaceutical, Nutraceutical, and Agricultural industries ▪ Expanded capabilities key to being indispensable partner to global customers ▪ RSMs and APIs for custom and generics, supporting full lifecycle of drug development and delivery Strategically positioned manufacturing network for key industry leaders ▪ Global manufacturing network for specialty silicas ▪ Domestic fine chemicals manufacturing and services network Integrated businesses combine strong multi-decade track records of safety, innovation, quality, and regulatory leadership ▪ Chromatographic Resins ▪ Formulation Excipients and Drug Delivery ▪ Pharmaceutical Intermediates and APIs MT Pro FormaMT Today Grace Pharma Today Successful high-growth business with $100M revenue in 2020 Grace Pharma Post-Acquisition

Strategically and Financially Compelling Acquisition

GRACE

Significant Value Delivery Capabilities

Albemarle's Fine Chemistry Services Business ("FCS") develops and manufactures high-value regulatory starting materials (RSMs), intermediates, and active pharmaceutical ingredients (APIs)

- Key end-markets include oncology, diabetes, cardiovascular, and antivirals
- Manufacturing in South Haven, MI and Tyrone, PA

Comprehensive portfolio of services and integrated manufacturing capabilities support entire small molecule development cycle

- Pre-GMP clinical through cGMP commercial manufacturing with complete analytical capabilities and regulatory expertise

Leading partner for safety and value-driven delivery of critical molecules for global pharmaceutical and agricultural companies

- 40+ years in manufacturing fine chemicals
- 35+ year relationships with global, industry leading customers

Financial Highlights

~$160mm	~$60mm	>35%
2021 Full Year Run-Rate Revenue	2021 Full Year Run-Rate EBITDA Before Deal Costs	2021 Full Year Run-Rate EBITDA Margin Before Deal Costs

Sales by End-Market



Custom Ag
22%
Generic Pharma
16%
62%
Custom Pharma

2021 W. R. Grace & Co. | 6

2021 W. R. Grace & Co. | 7 Grace Offers A Compelling Investment Opportunity So Much More Than Refining Catalysts We are successfully building a higher growth portfolio ▪ SC and MT combined are 62% of our 2020 sales, 66% larger than RT ▪ RT's robust cash flow is a valuable asset that helps fund our growth investments and shareholder returns ▪ Proven track record of successfully deploying capital to faster growing end markets Our growth opportunities and profitability are strong ▪ Long-term MSD sales growth and 40-42% Adj. Gross Margin targets fully intact ▪ 4Q20 sales and Adj. Gross Margin >95% of pre-pandemic levels ▪ Clear momentum in our fastest growing businesses Sustainability focus plays to our strengths ▪ Embedded sustainability mindset in innovation and new product development approach ▪ Accelerating ESG focus throughout our organization ▪ Committed to becoming a more sustainable company and supporting our customers' sustainability goals

Appendix

2021 W. R. Grace & Co. | 9 Appendix: Definitions and Reconciliations of Non-GAAP Measures Non-GAAP Financial Measures (A) In the above, Grace presents financial information in accordance with U.S. generally accepted accounting principles (U.S. GAAP), as well as the non-GAAP financial information described below. Grace believes that this non-GAAP financial information provides useful supplemental information about the performance of its businesses, improves period-to-period comparability and provides clarity on the information management uses to evaluate the performance of its businesses. In the below charts, Grace has provided reconciliations of these non-GAAP financial measures to the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP. These non-GAAP financial measures should not be considered as a substitute for financial measures calculated in accordance with U.S. GAAP, and the financial results calculated in accordance with U.S. GAAP and reconciliations from those results should be evaluated carefully. Grace defines these non-GAAP financial measures as follows: ▪ Adjusted EBIT means net income attributable to W. R. Grace & Co. shareholders adjusted for interest income and expense; income taxes; costs related to legacy matters; restructuring and repositioning expenses and asset impairments; pension costs other than service and interest costs, expected returns on plan assets, and amortization of prior service costs/credits; gains and losses on sales and exits of businesses, product lines, and certain other investments; third-party acquisition-related costs and the amortization of acquired inventory fair value adjustment; gains and losses on modification or extinguishment of debt; the effects of these items on equity in earnings of unconsolidated affiliate; and certain other items that are not representative of underlying trends. ▪ Adjusted EBITDA means Adjusted EBIT adjusted for depreciation and amortization and depreciation and amortization included in equity in earnings of unconsolidated affiliate (collectively, Adjusted Depreciation and Amortization). Grace uses Adjusted EBITDA for its calculation of net leverage, a non-GAAP financial measure, which means Gross debt, less cash dividend by Adjusted EBITDA. ▪ Adjusted EBIT Return on Invested Capital means Adjusted EBIT (on a trailing four quarters basis) divided by Adjusted Invested Capital, which means equity adjusted for debt; underfunded and unfunded defined benefit pension plans; liabilities related to legacy matters; cash, cash equivalents, and restricted cash; net income tax assets; and certain other assets and liabilities. ▪ Adjusted Gross Margin means gross margin adjusted for pension-related costs included in cost of goods sold, the amortization of acquired inventory fair value adjustment, and write-offs of inventory related to exits of businesses and product lines and significant manufacturing process changes. ▪ Adjusted EPS means diluted EPS adjusted for costs related to legacy matters; restructuring and repositioning expenses and asset impairments; pension costs other than service and interest costs, expected returns on plan assets, and amortization of prior service costs/credits; gains and losses on sales and exits of businesses, product lines, and certain other investments; third-party acquisition-related costs and the amortization of acquired inventory fair value adjustment; gains and losses on modification or extinguishment of debt; certain other items that are not representative of underlying trends; and certain discrete tax items and income tax expense related to historical tax attributes. ▪ Adjusted Free Cash Flow means net cash provided by or used for operating activities minus capital expenditures plus cash flows related to legacy matters; cash paid for restructuring and repositioning; capital expenditures related to repositioning; cash paid for third-party acquisition-related costs; cash flows related to debt modification; accelerated payments under defined benefit pension arrangements; and certain other items that are not representative of underlying trends. ▪ The change in net sales on a constant currency basis, which we sometimes refer to as "Net Sales, constant currency," means the period-over-period change in net sales calculated using the foreign currency exchange rates that were in effect during the previous comparable period. ▪ Organic sales growth means the period-over-period change in net sales excluding the sales growth attributable to acquisitions. “Legacy matters” include legacy (i) product, (ii) environmental, and (iii) other liabilities, relating to past activities of Grace.

2021 W. R. Grace & Co. | 10 Appendix: Definitions and Reconciliations of Non-GAAP Measures (continued) Non-GAAP Financial Measures In the 2020 first quarter, the definition of Adjusted EBIT was modified to adjust for the effects of interest and taxes on equity in earnings of unconsolidated affiliate. The definition of Adjusted EBITDA was modified to adjust for the effects of depreciation and amortization on equity in earnings of unconsolidated affiliate. We made these changes to provide clarity about the impacts of these items on our equity in earnings of unconsolidated affiliate and to improve consistency in Grace's application of non-GAAP financial measures. Previously reported amounts were revised to conform to the current presentation. Adjusted EBIT, Adjusted EBITDA,(and net leverage based upon Adjusted EBITDA), Adjusted EBIT Return On Invested Capital, Adjusted Gross Margin, Adjusted EPS, Adjusted Free Cash Flow, Net Sales, constant currency, and Organic sales growth do not purport to represent income or liquidity measures as defined under U.S. GAAP, and should not be considered as alternatives to such measures as an indicator of Grace's performance or liquidity. Grace uses Adjusted EBIT as a performance measure in significant business decisions and in determining certain incentive compensation. Grace uses Adjusted EBIT as a performance measure because it provides improved period-to-period comparability for decision making and compensation purposes, and because it better measures the ongoing earnings results of its strategic and operating decisions by excluding the earnings effects of legacy matters; restructuring and repositioning activities; certain acquisition-related items; and certain other items that are not representative of underlying trends. Grace uses Adjusted EBITDA, Adjusted EBIT Return On Invested Capital, Adjusted Gross Margin, and Adjusted EPS as performance measures and may use these measures in determining certain incentive compensation. Grace uses Adjusted EBITDA in its calculation of net leverage. Grace uses Adjusted EBIT Return On Invested Capital in making operating and investment decisions and in balancing the growth and profitability of operations. Grace uses the change in Net Sales on a constant currency basis as a performance measure to compare current period financial performance to historical financial performance by excluding the impact of foreign currency exchange rate fluctuations that are not representative of underlying business trends and are largely outside of its control. Grace uses Organic sales growth to measure its businesses' sales performance, excluding the impacts of acquisitions. Grace uses Adjusted Free Cash Flow as a liquidity measure to evaluate its ability to generate cash to support its ongoing business operations, to invest in its businesses, and to provide a return of capital to shareholders. Grace also uses Adjusted Free Cash Flow as a performance measure in determining certain incentive compensation. Adjusted EBIT, Adjusted EBITDA, Adjusted EBIT Return On Invested Capital, Adjusted Gross Margin, Adjusted EPS, Adjusted Free Cash Flow, Net Sales, constant currency, and Organic sales growth do not purport to represent income measures as defined under U.S. GAAP, and should not be used as alternatives to such measures as an indicator of Grace’s performance. These measures are provided to investors and others to improve the period-to-period comparability and peer-to-peer comparability of Grace’s financial results, and to ensure that investors and others understand the information Grace uses to evaluate the performance of its businesses. They distinguish the operating results of Grace's current business base from the costs of Grace's legacy matters; restructuring and repositioning activities; and certain other items. These measures may have material limitations due to the exclusion or inclusion of amounts that are included or excluded, respectively, in the most directly comparable measures calculated and presented in accordance with U.S. GAAP and thus investors and others should review carefully the financial results calculated in accordance with U.S. GAAP. Adjusted EBIT has material limitations as an operating performance measure because it excludes costs related to legacy matters, and may exclude income and expenses from restructuring and repositioning activities, which historically have been material components of Grace’s net income. Adjusted EBITDA also has material limitations as an operating performance measure because it excludes the impact of depreciation and amortization expense. Grace’s business is substantially dependent on the successful deployment of capital, and depreciation and amortization expense is a necessary element of our costs. Grace compensates for the limitations of these measurements by using these indicators together with net income as measured under U.S. GAAP to present a complete analysis of our results of operations. Adjusted EBIT and Adjusted EBITDA should be evaluated together with net income and net income attributable to Grace shareholders, measured under U.S. GAAP, for a complete understanding of Grace’s results of operations.

2021 W. R. Grace & Co. | 11 Appendix: Definitions and Reconciliations of Non-GAAP Measures (continued) Non-GAAP Financial Measures Grace is unable without unreasonable efforts to estimate the annual mark-to-market pension adjustment or future net income or diluted EPS. Without the availability of this significant information, Grace is unable to provide reconciliations for certain forward-looking information set forth in the Outlook, above. (B) Grace's segment operating income includes only Grace's share of income from consolidated and unconsolidated joint ventures. (C) Certain pension costs include only ongoing costs recognized quarterly, which include service and interest costs, expected returns on plan assets, and amortization of prior service costs/credits. Catalysts Technologies and Materials Technologies segment operating income and corporate costs do not include any amounts for pension expense. Other pension related costs including annual mark-to-market adjustments and actuarial gains and losses are excluded from Adjusted EBIT. These amounts are not used by management to evaluate the performance of Grace's businesses and significantly affect the peer-to-peer and period-to-period comparability of our financial results. Mark-to-market adjustments and actuarial gains and losses relate primarily to changes in financial market values and actuarial assumptions and are not directly related to the operation of Grace's businesses. (D) Restructuring and repositioning expenses attributable to W. R. Grace & Co. shareholders is net of restructuring expenses attributable to noncontrolling interests. (E) Inventory write-off in 2020 related to the changes of hydroprocessing catalysts manufacturing operations. Inventory write-off in 2019 related to the idling of Grace’s methanol-to-olefins (“MTO”) manufacturing facility in China. (F) Grace's historical tax attribute carryforwards (net operating losses and tax credits) unfavorably affected its tax expense with respect to certain provisions of the Tax Cuts and Jobs Act of 2017. To normalize the effective tax rate, an adjustment was made to eliminate the tax expense impact associated with the historical tax attributes. NM - Not Meaningful